Exhibit 99.1

IASLC 2023 World Conference on Lung Cancer
SEPTEMBER 9-12, 2023 | SINGAPORE

Draft as of August 16, 2023

Sacituzumab Govitecan + Pembrolizumab in 1L Metastatic Non-Small Cell Lung Cancer: Preliminary Results of the EVOKE-02 Study

DRAFT

Byoung Chul Cho,[1] Manuel Cobo Dols,[2] Roxana Reyes Cabanillas,[3] David Vicente,[4] Jose Fuentes Pradera,[5] Salvatore Grisanti,[6] Afshin Eli Gabayan,[7] Ki Hyeong Lee,[8] Eun Kyung Cho,[9] Sabeen Mekan,[10] Farnoush Safavi,[10] Nelumka Fernando,[10] Michael J. Chisamore,[11] Martin Reck[12]

[1]Division of Medical Oncology, Yonsei Cancer Center, Yonsei University College of Medicine, Seoul, Republic of Korea; [2]Regional and Virgen de la Victoria University Hospitals, IBIMA, Malaga, Spain; [3]Hospital Clinic de Barcelona, Barcelona, Spain; [4]Hospital Universitario Virgen Macarena, Seville, Spain; [5]Hospital Universitario Virgen de Valme, Seville, Spain; [6]Azienda Ospedaliera Spedali Civili di Brescia, Brescia, Italy; [7]Beverly Hills Cancer Center, Beverly Hills, CA, USA; [8]Chungbuk National University Hospital, Chungbuk, Republic of Korea; [9]Gachon University Gil Medical Center, Incheon, Republic of Korea; [10]Gilead Sciences, Inc., Foster City, CA, USA; [11]Merck & Co., Inc., Rahway, NJ, USA; [12]Airway Research Center North, German Center for Lung Research (DZL), LungenClinic, Grosshansdorf, Germany

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea
1

IASLC
2023 World Conference on Lung Cancer
SEPTEMBER 9-12, 2023 | SINGAPORE

Introduction

- PD-(L)1 inhibitor-based regimens have been established as the standard-of-care 1L treatment for mNSCLC,[1,2] and novel combination therapies are needed to further improve outcomes
- Sacituzumab govitecan is a Trop-2–directed ADC approved in the United States for the treatment of 2L+ mTNBC and pretreated HR+/HER2– mBC, and received accelerated approval for 2L mUC[3]
- Sacituzumab govitecan has previously demonstrated clinical activity and manageable safety in heavily pretreated patients with mNSCLC[4]
- EVOKE-02 (NCT05186974) is an ongoing, multicohort phase 2 study of sacituzumab govitecan + pembrolizumab ± platinum agent in patients with untreated 1L mNSCLC
- Here, we report preliminary results of patients treated with sacituzumab govitecan + pembrolizumab in Cohorts A and B from the EVOKE-02 study

DRAFT

1L, first-line; 2L, second-line; 2L+, second-line and beyond; ADC, antibody-drug conjugate; HER2–, human epidermal growth factor receptor 2-negative; HR+, hormonal receptor-positive; mBC, metastatic breast cancer; mNSCLC, metastatic non-small cell lung cancer; mTNBC, metastatic triple-negative breast cancer; mUC, metastatic urothelial cancer; PD-(L)1, programmed death (ligand) 1.

1. Hendriks LE, et al. *Ann Oncol*. 2023;34:358-376. **2.** NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Non-Small Cell Lung Cancer V.3.2023. © National Comprehensive Cancer Network, Inc. 2023. All rights reserved. Accessed June 15, 2023. **3.** TRODELVY® (sacituzumab govitecan-hziy) [prescribing information]. Foster City, CA: Gilead Sciences, Inc.; February 2023.
4. Heist RS, et al. *J Clin Oncol*. 2017;35:2790-2797.

2

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea

IASLC
2023 World Conference on Lung Cancer
SEPTEMBER 9-12, 2023 | SINGAPORE

EVOKE-02: An Open-Label, Multicohort Phase 2 Study


Key eligibility criteria
• Stage IV NSCLC
• Measurable disease per RECIST v1.1
• No known actionable genomic alterations
• ECOG PS 0-1
• No prior systemic treatment for metastatic NSCLC
N ≈ 176-224
Cohort A
PD-L1 TPS ≥ 50%
Nsq or Sq
n ≈ 30
Cohort B
PD-L1 TPS < 50%
Nsq or Sq
n ≈ 60
21-day cycles:
SG 10 mg/kg IV on D1 and D8
(until PD or unacceptable toxicity) +
Pembro 200 mg IV on D1
(up to 35 cycles)
Carboplatin Safety Run-in[a]
Any PD-L1 TPS
Nsq or Sq
n ≈ 6-18
Cohort C
Any PD-L1 TPS
Nsq only
n ≈ 40
Cohort D
Any PD-L1 TPS
Sq only
n ≈ 40
21-day cycles:
SG RP2D IV on D1 and D8
(until PD or unacceptable toxicity) +
Pembro 200 mg IV on D1
(up to 35 cycles) +
Carboplatin[b] IV on D1
(up to 4 cycles)
End points
Primary
• ORR[c]
• DLTs in safety run-in
Secondary
• DCR, DOR, and PFS[c]
• OS
• Safety
DRAFT

- At data cutoff (16 June 2023), median (range) follow-up for Cohorts A and B was 5.0 (1.7-12.0) and 5.8 (1.0-12.2) months, respectively
- The preliminary efficacy data reported in this presentation are results by investigator assessment

[a]Dose de-escalation safety run-in period to determine the RP2D of SG for Cohorts C and D. [b]Carboplatin dosed as area under the concentration versus time curve 5. [c]Per RECIST v1.1.
ECOG PS, Eastern Cooperative Oncology Group performance status; D, day; DLT, dose-limiting toxicity; DCR, disease control rate; DOR, duration of response; IV, intravenous; NSCLC, non-small cell lung cancer; Nsq, nonsquamous; ORR, objective response rate; OS, overall survival; PD-L1, programmed death ligand 1; PD, progressive disease; Pembro, pembrolizumab; PFS, progression-free survival; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; RP2D, recommended phase 2 dose; SG, sacituzumab govitecan; Sq, squamous; TPS, tumor proportion score.

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea
3

IASLC 2023 World Conference on Lung Cancer
SEPTEMBER 9-12, 2023 | SINGAPORE

Patient Baseline Characteristics, Exposure, and Disposition

DRAFT

Characteristic	Cohort A (PD-L1 TPS ≥ 50%) SG + Pembro n = 30	Cohort B (PD-L1 TPS < 50%) SG + Pembro n = 33
Median age (range), years	67 (47-77)	68 (47-80)
Male, %	80	79
Race, %		
Asian	20	15
Black	7	3
White	73	82
ECOG PS 1, %	80	76
Histology, %		
Nonsquamous	60	61
Squamous	40	39
Stage IV disease at diagnosis,[a] %	80	85
PD-L1 TPS,[b] %		
≥ 50%	100	0
1-49%	0	48
< 1%	0	52

Patient exposure and disposition	Cohort A (PD-L1 TPS ≥ 50%) SG + Pembro n = 30	Cohort B (PD-L1 TPS < 50%) SG + Pembro n = 33
Median duration of treatment (range), months		
SG	4.1 (0-11.2+)	4.1 (0-11.9+)
Pembro	3.6 (0-11.2+)	3.8 (0-11.7+)
Median number of cycles received (range), cycles		
SG	6 (1-17+)	6 (1-17+)
Pembro	6 (1-17+)	6 (1-17+)
Continuing treatment with SG, %	63	39
Continuing treatment with Pembro, %	63	42
Discontinued all study treatment, %	37	58

- Across both cohorts, the most common reason for discontinuation of sacituzumab govitecan was progressive disease

[a]Disease stage at diagnosis: Stage I-III (Cohort A, n = 5; Cohort B, n = 5). [b]The PD-L1 IHC 22C3 pharmDx assay was required for PD-L1 testing. Local and central tumor tissue testing were allowed.
ECOG PS, Eastern Cooperative Oncology Group performance status; PD-L1, programmed death ligand 1; Pembro, pembrolizumab; SG, sacituzumab govitecan; TPS, tumor proportion score.

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea
4

IASLC
2023 World Conference on Lung Cancer
SEPTEMBER 9-12, 2023 | SINGAPORE

Efficacy by Investigator Assessment

Efficacy by INV[a]	Cohort A (PD-L1 TPS ≥ 50%) SG + Pembro n = 29	Cohort B (PD-L1 TPS < 50%) SG + Pembro n = 32	Total SG + Pembro n = 61
ORR[b] (95% CI), %	**69 (49-85)**	**44 (26-62)**	**56 (42-69)**
PR, n (%) – confirmed and unconfirmed	20 (69)	14 (44)	34 (56)
Confirmed PR, n (%)	18 (62)	12 (38)	30 (49)
SD, n (%)	5 (17)	11 (34)	16 (26)
PD, n (%)	3 (10)	2 (6)	5 (8)
DCR[c] (95% CI), %	86 (68-96)	78 (60-91)	82 (70-91)
Median DOR[d,e] (95% CI), months	NR (5.6-NR)	NR (3.5-NR)	NR (7.9-NR)
DOR rate at 6 months[d,e] (95% CI), %	88 (39-98)	88 (39-98)	87 (58-97)

Draft

Only patients enrolled ≥ 13 weeks prior to the data cutoff date (16 June 2023) were included in the efficacy analysis. [a]Patients without tumor assessment (Cohort A, n = 1; Cohort B, n = 5). [b]ORR was defined as BOR of CR + PR. [c]DCR was defined as BOR of CR + PR + SD ≥ 6 weeks. [d]Evaluated in patients with a confirmed complete or partial response. [e]Based on Kaplan-Meier estimates.
BOR, best overall response; CI, confidence interval; CR, complete response; DCR, disease control rate; DOR, duration of response; INV, investigator assessment; NR, not reached; ORR, objective response rate; PD, progressive disease; PD-L1, programmed death ligand 1; Pembro, pembrolizumab; PR, partial response; SD, stable disease; SG, sacituzumab govitecan; TPS, tumor proportion score.

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea
5

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea 6 DRAFT Only patients enrolled ≥ 13 weeks prior to the data cutoff date (16 June 2023) were included in the efficacy analysis. PD-L1, programmed death ligand 1; TPS, tumor proportion score. Waterfall Plot for Change in Target Lesions Total Best overall response Partial response (n = 30) Stable disease (n = 20) Progressive disease (n = 4) Cohort A (PD-L1 TPS ≥ 50%) Cohort B (PD-L1 TPS < 50%) 100 80 60 40 20 0 -20 -40 -60 -80 -100 Best percent change from baseline Participant

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea 7 DRAFT Only patients enrolled ≥ 13 weeks prior to the data cutoff date (16 June 2023) were included in the efficacy analysis. PD-L1, programmed death ligand 1; Pembro, pembrolizumab; SG, sacituzumab govitecan; TPS, tumor proportion score. Depth and Duration of Response Cohort A (PD-L1 TPS ≥ 50%) SG + Pembro Cohort B (PD-L1 TPS < 50%) SG + Pembro 100 Percent change from baseline – target lesions Weeks 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 0 6 12 18 24 30 36 42 48 54 Best overall response Partial response (n = 18) Stable disease (n = 7) Progressive disease (n = 3) Last assessment before data cutoff 100 Percent change from baseline – target lesions Weeks 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 0 6 12 18 24 30 36 42 48 54 Best overall response Partial response (n = 12) Stable disease (n = 13) Progressive disease (n = 1) Last assessment before data cutoff

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea 8 DRAFT All patients who received ≥ 1 dose of study treatment were included in the safety analysis. Pembro, pembrolizumab; SG, sacituzumab govitecan; TEAE, treatment-emergent adverse event. Safety Summary Safety-evaluable patients, n (%) Total SG + Pembro n = 63 Any-grade TEAEs 63 (100) Related to study treatment 57 (90) Grade ≥ 3 TEAEs 44 (70) Related to study treatment 24 (38) Serious TEAEs 34 (54) Related to study treatment 9 (14) TEAEs leading to treatment discontinuation 11 (18) TEAEs leading to discontinuation of SG 9 (14) TEAEs leading to discontinuation of Pembro 8 (13) TEAEs leading to SG dose reductions 11 (18) TEAEs leading to deatha 4 (6) Related to study treatment 1 (2) aTEAEs leading to death included: malignant lung neoplasm (n = 1), respiratory tract infection (n = 1), sepsis (n = 1), and sudden death (n = 1). The 1 case of sepsis leading to death was deemed related to study treatment.

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea 9 DRAFT All patients who received ≥ 1 dose of study treatment were included in the safety analysis. aGrade 3 pneumonitis was the highest grade observed to date (n = 2). Pembro, pembrolizumab; TEAE, treatment-emergent adverse event. • Immune-mediated TEAEs were consistent with the known safety profile of Pembro 5 5 2 2 3 2 2 2 0 10 20 30 40 50 60 Pneumonitis Hyperthyroidism Colitis Nephritis Maculopapular rash Hypothyroidism Percent of patients (%) Immune-mediated TEAEs Grade 1-2 Grade ≥ 3 a 51 42 38 37 30 9 20 24 22 17 19 18 3 6 2 18 5 5 2 0 10 20 30 40 50 60 Diarrhea Anemia Asthenia Alopecia Nausea Neutropenia Respiratory tract infection Constipation Decreased appetite Dyspnea Fatigue Mucosal inflammation Percent of patients (%) Any-grade TEAEs reported in ≥ 15% of patients Grade 1-2 Grade ≥ 3 • The most common any-grade TEAEs were diarrhea (54%), anemia (48%), and asthenia (38%)

IASLC 2023 World Conference on Lung Cancer
SEPTEMBER 9-12, 2023 | SINGAPORE

Conclusions

- SG + Pembro demonstrated encouraging antitumor activity in patients with 1L mNSCLC across PD-L1 subgroups
  - ORR was 69% and DCR was 86% in Cohort A
  - ORR was 44% and DCR was 78% in Cohort B
  - Median DOR was not reached, and DOR rate at 6 months was 88% in both cohorts
- The safety profile of SG + Pembro was manageable and consistent with the known safety of each agent
  - The most common any-grade TEAEs were diarrhea, anemia, and asthenia
  - TEAEs leading to treatment discontinuation were low (18%)
- These preliminary results warrant further investigation of SG + Pembro for the 1L treatment of mNSCLC
  - The ongoing, open-label, global, randomized, phase 3 EVOKE-03 study (NCT05609968) is evaluating SG + Pembro versus Pembro monotherapy in patients with untreated 1L mNSCLC with PD-L1 TPS ≥ 50%

DRAFT

1L, first-line; DCR, disease control rate; DOR, duration of response; mNSCLC, metastatic non-small cell lung cancer; ORR, objective response rate; PD-L1, programmed death ligand 1; Pembro, pembrolizumab; SG, sacituzumab govitecan; TEAE, treatment-emergent adverse event; TPS, tumor proportion score.

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea
10

Byoung Chul Cho, Yonsei Cancer Center, Republic of Korea 11 DRAFT Acknowledgments • We would like to thank the patients, their caregivers, and families for their participation and commitment to clinical research • Thank you to the clinical trial investigators and their team members, without whom this work would not have been possible • This study was sponsored by Gilead Sciences, Inc. • This study is in collaboration with Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA • Medical writing and editorial support was provided by Andrew Scott, PharmD, of Parexel and funded by Gilead Sciences, Inc.